UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2009

XENITH BANKSHARES, INC.

(Exact name of Registrant as specified in charter)

Virginia	000-53380	80-0229922
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

One James Center, 901 E. Cary Street, Suite 1700 Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (804) 433-2200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K of Xenith Bankshares, Inc. (“Xenith Bankshares”), originally filed with the Securities and Exchange Commission (the “SEC”) on December 29, 2009 (as amended by Amendment No. 1, filed with the SEC on January 7, 2010) to report certain items related to the completion of the merger (the “Merger”) of Xenith Corporation (“Xenith”) with and into Xenith Bankshares (formerly known as First Bankshares, Inc.). The Merger closed and became effective on December 22, 2009. Xenith Bankshares is filing the Amendment to provide the financial statements described under Item 9.01 below, in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01.	Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.

The following financial statements of Xenith are filed as Exhibit 99.1 and Exhibit 99.2 hereto and incorporated herein by reference:

Audited Financial Statements

Report of Independent Auditors

Balance Sheet as of December 31, 2008

Statement of Income for the period from February 19, 2008 (Inception) to December 31, 2008

Statement of Owners’ Equity for the period from February 19, 2008 (Inception) to December 31, 2008

Statement of Cash Flows for the period from February 19, 2008 (Inception) to December 31, 2008

Notes to Financial Statements

Unaudited Condensed Financial Statements

Balance Sheets as of September 30, 2009 and December 31, 2008

Statements of Income for the three months ended September 30, 2009 and 2008, the nine months ended September 30, 2009, the period from February 19, 2008 (Inception) to September 30, 2008 and the period from February 19, 2008 (Inception) to September 30, 2009

Statements of Shareholders’ Equity for the period from February 19, 2008 (Inception) to September 30, 2008, the period from December 31, 2008 to September 30, 2009 and the period from February 19, 2008 (Inception) to September 30, 2009

Statements of Cash Flows for the nine months ending September 30, 2009, the period from February 19, 2008 (Inception) to September 30, 2008 and the period from February 19, 2008 (Inception) to September 30, 2009

Notes to Financial Statements

(b)	Pro Forma Financial Information.

The following pro forma financial information with respect to the Merger is filed as Exhibit 99.3 hereto and incorporated herein by reference:

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2009

Unaudited Pro Forma Condensed Combined Statement of Income for the nine months ended September 30, 2009

Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2008

Notes to the Unaudited Pro Forma Condensed Combined Financial Information

(d)	Exhibits.

23.1	Consent of Ernst &Young LLP, independent auditors of Xenith Corporation.

99.1	Audited Financial Statements of Xenith Corporation.

99.2	Unaudited Condensed Financial Statements of Xenith Corporation.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2010

XENITH BANKSHARES, INC.

By:	/s/ Thomas W. Osgood
Thomas W. Osgood
Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit

23.1	Consent of Ernst &Young LLP, independent auditors of Xenith Corporation.

99.1	Audited Financial Statements of Xenith Corporation.

99.2	Unaudited Condensed Financial Statements of Xenith Corporation.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements.